                                                                     EXIBIT 10.P

                                TRUST AGREEMENT


                                    between


                       CONSOLIDATED NATURAL GAS COMPANY


                                      and


                                  MELLON BANK


                                   Effective


                                 June 1, 1995

                       CONSOLIDATED NATURAL GAS COMPANY
                                  MELLON BANK
                                TRUST AGREEMENT
                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----
ARTICLE I:   ESTABLISHMENT OF TRUST.......................................3
1.1            Trust......................................................3
1.2            Description of Trust.......................................3
1.3            Acceptance by the Trustee..................................3

ARTICLE II:  CLAIMS OF COMPANY'S CREDITORS................................4
2.1            No Security Interest.......................................4
2.2            Suspension of Payments.....................................4
2.3            Resumption of Payments.....................................4
2.4            Notice of Insolvency.......................................5
2.5            Insolvency.................................................5

ARTICLE III: POWERS OF TRUSTEE............................................6
3.1            Investment of the Trust....................................6
3.2            Investment Powers of Trustee...............................8
3.3            Administrative Powers of Trustee...........................8
3.4            Summary of Plan and Trust Responsibilities.................9

ARTICLE IV:  TRUST OBLIGATION TO PAY PLAN BENEFITS.......................12
4.1            Nature of Trust Beneficiaries' Interest...................12
4.2            Obligations...............................................12
4.3            Individual Bookkeeping Accounts...........................12
4.4            Determination of Benefits Payable to Participants or
               Beneficiaries.............................................13
4.5            Payment upon Constructive Receipt.........................17

ARTICLE V:  CONTRIBUTIONS AND WITHDRAWALS................................18
5.1            Contributions.............................................18
5.2            Application of Contributions..............................19
5.3            Recovery of Trust Assets by the Company...................19
5.4            Transfer of Excess Assets to the Company..................20
5.5            Company as Owner of Assets................................20

ARTICLE VI:  TAXES, EXPENSES AND COMPENSATION............................21
6.1            Taxes on Trust............................................21
6.2            Withholding Taxes; Employment Taxes.......................21
6.3            Expenses and Compensation.................................21

ARTICLE VII:  ADMINISTRATION AND RECORDS.................................23

7.1            Records...................................................23
7.2            Settlement of Accounts....................................23
7.3            Audit.....................................................24
7.4            Judicial Settlement.......................................24
7.5            Delivery of Records to Successor..........................24
7.6            Tax Filings...............................................24

ARTICLE VIII: REMOVAL OR RESIGNATION OF THE TRUSTEE AND
                DESIGNATION OF SUCCESSOR TRUSTEE.........................25
8.1            Resignation...............................................25
8.2            Removal...................................................25
8.3            Successor Trustee.........................................26
8.4            Transfer of Trust Fund to Successor.......................26

ARTICLE IX:  ENFORCEMENT OF TRUST AGREEMENT AND LEGAL
               PROCEEDINGS...............................................27

ARTICLE X:  TERMINATION..................................................28
10.1           Terminations..............................................28
10.2           No Further Liability......................................28

ARTICLE XI:  AMENDMENT...................................................29
11.1           Amendment.................................................29
11.2           Compliance with ERISA, the Code and other Laws............29
11.3           Execution of Amendments...................................29

ARTICLE XII:  MISCELLANEOUS..............................................30
12.1           Nonalienation.............................................30
12.2           Communications............................................30
12.3           Authority to Act..........................................30
12.4           Authenticity of Instruments...............................30
12.5           Binding Effect............................................31
12.6           Inquiry as to Authority...................................31
12.7           Responsibility for Company Action.........................31
12.8           Successor to Trustee......................................31
12.9           Laws of Pennsylvania to Govern............................31
12.10          Reports...................................................31
12.11          Counterparts..............................................31
12.12          Participant to Include Beneficiary........................32


SCHEDULE A

                                 TRUST AGREEMENT
                                 ---------------


          THIS AGREEMENT, made as of the 1st day of June, 1995, between CONSOLIDATED NATURAL GAS COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and MELLON BANK, a banking institution organized and doing business under the laws of the United States with an office in Pittsburgh, Pennsylvania (the "Trustee").

                                 WITNESSETH:

          WHEREAS, the Company and certain of its subsidiaries have established and maintain certain unfunded employee benefit plans, agreements and arrangements for the benefit of a select group of highly compensated management employees of the Company and its subsidiaries (which plans, agreements and arrangements are each referred to herein individually as the "Plan" and collectively as the "Plans"). The Plans are identified in Schedule A hereto, which includes, inter alia, "Administrative Guidelines" for the determination of
                ----- ----
Benefits under the Plans and payment thereof from the Trust, and which will be supplemented annually as provided in Section 4.4(b). Each of the management employees entitled to benefits under one or more of the Plans is hereinafter referred to individually as a "Participant" and collectively as the "Participants." Each Plan provides for the payment of certain benefits (the "Benefits") to certain of the Participants and their beneficiaries, if any, designated by the respective Participants (or by the Plan) as being entitled to any payments due under the terms of the Plan in the event of a Participant's death ("Beneficiary" or "Beneficiaries"). The Company and its subsidiaries have incurred and expect to continue to incur liabilities pursuant to the terms of the Plans; and the Company wishes to establish the trust provided for herein (the "Trust") to aid the Company and its subsidiaries in meeting their obligations under the Plans. Moreover, and as provided in detail in the Administrative Guidelines in Schedule A, the Company intends the assets of each account established under the Trust ("Account" or "Accounts") to be available to pay benefits solely to Participants who accrued benefits payable under a Plan or Plans pursuant to their employment by the Company and/or those subsidiaries identified in Schedule A. Except as otherwise provided in the immediately preceding sentence, the Company intends the assets of the Trust to constitute a unitary, nonsegmented source of funds from which to pay benefits under all of the Plans as if they were a single plan, with no benefit under any particular Plan having any priority over any other benefit under that Plan or under any other Plan and with no assets of the Trust designated to pay any particular benefit.

          The Trust is intended to be a "grantor trust" with the corpus and income of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671-677 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the assets of the Trust will be subject to the claims of creditors of the Company and its subsidiaries as provided in Article II hereof. Amounts transferred to the Trust and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company and its subsidiaries in accordance with the provisions hereof. Upon satisfaction of all liabilities of the Company and its subsidiaries with respect to all Participants and Beneficiaries, the Trust shall terminate and the remaining assets, if any, of the Trust shall revert to the Company.

          The Company and its subsidiaries intend that the existence of the Trust shall not alter the characteristics of the Plans as unfunded plans maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall not be construed to provide income for income tax purposes to any Participant or Beneficiary under the Plans prior to the actual payment of benefits thereunder.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Trustee agree as follows:

                                 ARTICLE I:  ESTABLISHMENT OF TRUST
                                 ----------------------------------

          1.1   Trust.  The Company hereby establishes a Trust with the Trustee,
                -----
consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee, which property may include life insurance contracts (the "Policies" or "Policy"). All such money and other property, all investments and reinvestments made therewith, or proceeds thereof, and all earnings and profits thereon, less all payments and charges as authorized herein shall constitute the "Trust Fund" or "Fund." The Trust Fund shall be held by the Trustee in Trust and shall be dealt with in accordance with the provisions of this Trust Agreement.

          1.2   Description of Trust.  The Company represents and agrees that
                --------------------
the Trust established under this Agreement is, and is intended to be, a depository arrangement with the Trustee for the setting aside of cash and other assets of the Company as and when the Company so determines in its sole discretion for the meeting of part or all of its future retirement and death benefit obligations to some or all of the Participants and their Beneficiaries under the Plans. Contributions by the Company to the Trust shall be in amounts determined solely by the Company. The Trustee has no obligation to determine the amount of any contribution and, except as provided in Section 5.1, with respect to drawing upon letters of credit, has no duty to enforce payment of any contribution. The Company further represents that the Plans are unfunded deferred compensation plans for a select group of management or highly compensated employees, and as such are exempt from the application of ERISA except for the disclosure requirements applicable to such plans, for which the Company bears full responsibility as to compliance. The Company further represents that the Plans are not qualified under Section 401 of the Code and therefore, are not subject to any of the Code requirements applicable to tax-qualified plans.

          1.3   Acceptance by the Trustee.  The Trustee accepts the Trust
                -------------------------
established under this Trust Agreement on the terms and subject to the provisions set forth herein, and agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement. The Trustee has no responsibility or duties regarding the administration of the Plans, except for the duties specifically described in this Agreement.

                                 ARTICLE II:  CLAIMS OF COMPANY'S CREDITORS
                                 ------------------------------------------

          2.1   No Security Interest.  It is the intent of the parties hereto
                --------------------
that the Trust Fund is and shall remain at all times subject to the claims of the Company's general creditors in the event of the Company's insolvency or bankruptcy and that each Account established under the Trust shall remain at all times subject to the claims of the general creditors of subsidiary(ies) of the Company which is (are) identified in Schedule A in the event of such subsidiary's or subsidiaries' insolvency or bankruptcy. Accordingly, the Company shall not create a security interest in the Trust Fund in favor of any Participant or Beneficiary of the Plans or any creditor.

          2.2   Suspension of Payments.  Notwithstanding any provisions in this
                ----------------------
Agreement to the contrary, if at any time while the Trust is still in existence the Company or a subsidiary identified in Schedule A becomes insolvent or bankrupt (as defined herein), the Trustee shall upon receipt of written notice thereof under Section 2.4 suspend the payment of all Benefits from the Fund (in the event the Company becomes insolvent or bankrupt) or from the Account identified in Schedule A as relating to such subsidiary (in the event a subsidiary becomes insolvent or bankrupt) and shall hold the Fund or Account for the benefit of the Company's or subsidiary's general creditors, and shall deliver the entire amount of the Trust Fund or Account only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct to make the Trust Fund or Account available to satisfy the claims of the Company's or subsidiary's general creditors. Unless the Trustee has actual knowledge of the Company's insolvency or bankruptcy, the Trustee shall have no duty to inquire whether the Company or subsidiary is insolvent or bankrupt.

          2.3   Resumption of Payments.  The Trustee shall resume all its duties
                ----------------------
and responsibilities under this Trust Agreement including payments of Benefits to Participants and Beneficiaries of the Plans within 30 days of the Trustee's determination that the Company or subsidiary is not insolvent or bankrupt (or is no longer insolvent or bankrupt). In making such determination, the Trustee may retain outside experts competent to advise the Trustee as to whether the Company or subsidiary has or still is, in fact, insolvent or bankrupt. The expense of retaining such outside experts shall be deemed a Trust expense within the meaning of Section 6.3.

The first payments to a Participant or Beneficiary, pursuant to a resumption of payments, following such discontinuance shall include the aggregate amount of all payments which would have been made to the Participant or Beneficiary in accordance with the Plans during the period of such discontinuance, less the aggregate amount of payments of Benefits under the Plans made to the Participant or Beneficiary by the Company or subsidiary during any such period of discontinuance.

          2.4   Notice of Insolvency.  By its approval and execution of this
                --------------------
Agreement, the Company represents and agrees that its Board of Directors and Chief Executive Officer, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of any event of the Company's or a subsidiary's insolvency or bankruptcy and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay Benefits thereafter made.

          2.5   Insolvency.  The Company or subsidiary shall be deemed to be
                ----------
insolvent or bankrupt upon the occurrence of any of the following:
          (a) The Company or subsidiary is unable to pay its debts as they fall due; or
          (b) The Company or subsidiary shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence any cause under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed; or the Company or subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged.

                                 ARTICLE III:  POWERS OF TRUSTEE
                                 -------------------------------
          3.1   Investment of the Trust.
                -----------------------
          (a) The Trust Fund shall be invested by the Trustee in accordance with the written investment guidelines provided from time to time to the Trustee by the Company or by an investment committee appointed by the Board of Directors of the Company. If no such guidelines are received by the Trustee, the assets of the Trust Fund, other than the Policies, shall be invested in investments emphasizing safety of principal, such as a short-term income fund maintained by the Trustee, or in short-term debt securities issued or guaranteed by the U.S. government, cash equivalents, and the like. Subject to the foregoing, the Trustee shall have the power to invest or reinvest assets in the Trust Fund in any personal or intangible property, without restriction to securities or property of the character authorized for investments by trustees under any statute or other laws of any state, district or territory, including without limitation any of the following: common or preferred stocks or other evidences of ownership in any corporation, partnership, mutual fund, investment company, association, joint venture or business trust; indebtedness issued by corporations (including those convertible to common stock), or issued or guaranteed by the United States or any agency or instrumentality thereof, or any state, municipality or agency or instrumentality thereof; savings accounts, certificates of deposits and other types of time deposits and other types of time deposits with any financial institution under the supervision of the United States or any state, including the Trustee in its corporate capacity or any affiliate, department or division of the same; or individual or group insurance policies, including annuity or investment contracts, where directed by the Company; provided, that permitted investments shall not include any interest, direct or indirect, in real estate. Permitted investments shall also include units in any common, collective or pooled trust fund operated or maintained exclusively for the commingling and collective investment of monies or other assets of plans like the Plan, including without limitation any fund operated or maintained by the Trustee. Notwithstanding any other provision of this Agreement, to the extent trust assets are used to acquire units in any collective trust, the terms and conditions of its trust indenture shall solely govern the investment duties and responsibilities of the fund trustee, and to the extent required by law, the terms and conditions of such trust indenture shall be incorporated herein by reference. For purposes of valuation, the value of the interest maintained by the Trust in such collective fund shall be the fair market value of the collective fund units held, determined in accordance with generally recognized valuation procedures. The Company expressly understands and agrees that any such collective fund may provide for the lending of its securities by the fund trustee and that such fund's trustee will receive compensation for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the fund trustee for the management of such fund.
          (b) Notwithstanding anything in the Trust Agreement to the contrary,
(i) the Company shall have the right and power at any time and from time to time to contribute one or more Policies to the Trust Fund, and to direct the Trustee to acquire one or more Policies and to pay premiums from the Trust Fund in accordance with any such Policy, and (ii) except as the Company shall otherwise direct, the Trustee shall hold each Policy as part of the Trust Fund and shall neither transfer any Policy, make or cause to be made any loans, withdrawals, surrenders or other distributions under any Policy, nor surrender, assign, amend, modify or terminate any Policy; provided, however, the foregoing notwithstanding, if the Company fails to contribute Qualified Assets to the Trust pursuant to Section 5.1(c), the Trustee will surrender any or all policies to obtain cash to pay Benefits to Participants or Beneficiaries; and the Trustee may make or cause to be made loans, withdrawals, surrenders or other distributions under any or all Policies, or surrender any Policy, to the extent necessary to obtain cash to pay administrative expenses.
          (c) All Policies on the life of a Participant (whether contributed by the Company or purchased by the Trustee at the Company's direction pursuant to
Section 3.1(b)) shall be held by such Trustee until the death benefit proceeds of such policy have been duly paid following the Participant's death; or the Policy has been surrendered in whole or in part for its cash value for the purpose of paying deferred compensation benefits to the Participant; or surrendered in whole or in part for its cash value following the Participant's forfeiture of all or part of the Benefits under a Plan (of which whole or partial forfeiture the Company shall notify the Participant and the Trustee in writing).

          3.2   Investment Powers of Trustee.  Except as limited by Section 3.1
                ----------------------------
or as otherwise provided in this Trust Agreement, the Trustee shall have the following investment powers and authority with respect to all property constituting a part of the Trust Fund in its discretion:
          (a) To retain any property at any time received by it.
          (b) To participate in any plan or reorganization, consolidation, merger, combination, liquidation, or other similar plan relating to any such property, and to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale, or other action by any corporation or other entity any of the securities of which may at any time be held in the Trust Fund, and to do any act with reference thereto.
          (c) To be the owner of any individual life insurance contracts or individual or group annuity contracts and to take such action with respect to such contracts as necessary to carry out the terms of this Trust Agreement, including but not limited to payment of insurance premiums, repayment of policy loans, and complete or partial surrender of such contracts to pay Plan Benefits or Trust expenses (not otherwise provided for).
          (d) Generally to do all acts, whether or not expressly authorized, that the Trustee deems necessary or desirable for the protection of the Fund and to carry out the purposes of this Trust Agreement.

          3.3   Administrative Powers of Trustee.  Except as limited by Section
                --------------------------------
3.1 or as otherwise provided in this Trust Agreement, the Trustee shall have the following administrative powers in its sole and absolute discretion:
          (a) To register or hold any securities or other property held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.
          (b) To engage any legal counsel, including counsel to the Company, or any other suitable agents (including outside investment managers), accountants, actuaries, consultants, and other providers of services, to consult with them with respect to the implementation and construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of and services performed by such persons and to pay their reasonable fees, expenses and compensation from the Trust Fund.
          (c) To exercise any right to draw cash pursuant to a letter of credit on the Company's account which has been issued in favor of the Trust, as described in Section 5.1.
          (d) To determine whether the Company or a subsidiary is insolvent as provided in Section 2.5 hereof.
          (e) To transfer excess Trust assets to the Company as provided in
Section 5.4 hereof.
          (f) Generally to do all acts, whether or not expressly authorized, that the Trustee deems necessary or desirable for the protection of the Fund and to carry out the purposes of this Trust Agreement.

          3.4   Summary of Plan and Trust Responsibilities.  The Company intends
                ------------------------------------------
the assets of each Account under the Trust to be available to pay benefits solely to Participants who accrued benefits payable under a Plan or Plans pursuant to their employment by the Company and/or those subsidiaries identified in Schedule A. Except as otherwise provided in the immediately preceding sentence, the Company intends the assets of the Trust to constitute a unitary, nonsegmented source of funds from which to pay all benefits under all of the Plans as if they were a single plan, with no benefit under any particular Plan having any priority over any other benefit under that Plan or under any other Plan and with no assets of the Trust designated to pay any particular benefit. The Company further intends that no Plans be subject to the funding and design requirements of ERISA. The Company and the Trustee agree that the Trustee has no duty or obligation to:
           a.   determine the amount of any contribution to the Trust;

           b. except as specifically provided in Section 5.1, with respect to drawing upon letters of credit, enforce the payment of any contribution to the Trust;
           c. determine any benefit for any Participant or Beneficiary under any Plan; and
           d. except as otherwise provided in this Section 3.4, make any determination as to the allocation of any Trust asset to any particular Plan, its Participants or their Beneficiaries.

It is understood that the Trustee's only fiduciary obligation is to hold and manage assets contributed to the Trust in accordance with the provisions of this Agreement and that the Trustee has no duty or obligation to administer or manage any provision of any Plan. All Plan administrative duties are the sole responsibility of the Company or its duly appointed Plan administrators or consultants. In accordance herewith, the Trustee has no duty or obligation to act except upon the written direction of the Company or its duly appointed Plan administrators or consultants (which written directions to include the information in Schedule A as delivered to the Trustee from time to time), and the Company agrees to indemnify and hold the Trustee unharmed against all loss or liability (including expenses and reasonable attorneys' fees) to which it may be subject by reason of any acts taken in accordance with any directions, or acts omitted to be taken in good faith due to an absence of directions, from the Company, and all loss or liability arising out of any other action or failure to act by the Trustee in executing its duties under this Agreement unless occasioned by the Trustee's own negligence or misconduct. No Participant, beneficiary or third party shall have any cause of action against the Trustee for complying with such written direction.

Notwithstanding anything else in this Agreement to the contrary: (1) the Trustee is not a party to, and has no duties or responsibilities under, the Plan; (2) in any and all cases where the Trustee is required by this Agreement to act with reference to Plan terms, the Company shall have the responsibility to certify the relevant provisions to the Trustee in writing, and the Trustee shall be entitled to rely upon such certification until notified otherwise in writing by the Company; (3) absent written certification to the Trustee pursuant to this paragraph, the Trustee shall be chargeable with no knowledge of any Plan terms and shall be deemed to be in compliance with the Plan; and (4) in any case in which a provision of this Agreement conflicts with any provision in the Plan, this Agreement shall control. Notwithstanding the preceding sentence, the Trustee reserves the right to seek a judicial and/or administrative determination as to its proper course of action under this Agreement.

                         ARTICLE IV:  TRUST OBLIGATION TO PAY PLAN BENFITS
                         -------------------------------------------------

          4.1   Nature of Trust Beneficiaries' Interest.  The establishment of
                ---------------------------------------
the Trust and the payment or delivery to the Trustee of assets shall not vest in any Participant or Beneficiary any right, title or interest in and to any assets of the Trust. To the extent that any Participant or Beneficiary acquires the right to receive payments under a Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or relevant subsidiary and such Participant or Beneficiary shall have only the unsecured promise of the Company or subsidiary that such payments will be made.

          4.2  Obligations.
                -----------
          (a) Obligation of Company.  Notwithstanding anything in this Trust
              ---------------------
Agreement to the contrary, the Company shall remain primarily liable to pay Plan Benefits.
          (b) Obligation of Trustee.  The Trustee shall make cash payments of
              ---------------------
Benefits, or shall transfer ownership of Policies, to Participants and Beneficiaries at such times and in such amounts as are required of the Company under the Plans as determined by the Company, or its duly appointed Plan administrators or consultants, pursuant to Section 4.4 hereof. The Trustee has no obligation to determine any Participant's or Beneficiary's Benefits under any Plan, but, as provided in Section 4.4, may rely on Schedule A for determinations or instructions regarding the payment of Benefits. The Trustee does not guarantee the adequacy of the Trust Fund to meet and discharge any or all of the Company's liabilities under the Plans, and, except as specifically provided in
Section 5.1 with respect to drawing upon letters of credit, the Trustee has no obligation to require the Company to provide any funding into the Trust to discharge such liabilities under the Plans. The Trustee is not liable for investment performance or other loss to the Trust Fund except to the extent that it is judicially determined that it failed to discharge its duties hereunder.

          4.3   Individual Bookkeeping Accounts.  The Trustee shall establish
                -------------------------------
and maintain bookkeeping accounts on behalf of the Trust for particular Participants or Beneficiaries only as directed by the Company.

           4.4  Determination of Benefits Payable to Participants or
                ----------------------------------------------------
Beneficiaries.
-------------
           (a)  Determination of Benefits.
                -------------------------
          (1) Prior to a Change in Control (as defined in Section 4.4(f)), the Company shall be responsible for determining a Participant's eligibility for benefits under the Plans and the amount and duration thereof, and shall instruct the Trustee accordingly. The Trustee shall observe the Company's instructions unless the Participant or Beneficiary objects thereto and pursues resolution of the dispute through legal proceedings or arbitration, in which case the Trustee shall observe the court decree or arbitrator's award in paying benefits (if any are awarded) to the Participant or Beneficiary.
          (2) After the occurrence of a Change in Control, the Trustee shall pay benefits to each Participant based on the last accrued benefit data provided to the Trustee by the Company, pursuant to Section 4.4(b), prior to the Change in Control, unless the Company and the Participant agree upon a different benefit amount, or the Participant or the Company objects thereto and pursues resolution of the dispute through legal proceedings or arbitration, in which case the Trustee shall observe the court decree or arbitrator's award in paying benefits (if any are awarded) to the Participant or Beneficiary.
          (3) A Participant or Beneficiary may apply in writing directly to the Trustee for payment of a Benefit that (i) has been awarded to the Participant or Beneficiary by a final court decree or arbitration award, and (ii) has not been paid by the Company. Such application shall be accompanied by a certified copy of such court decree or arbitration award. Subject to the provisions of Article II hereof, upon receiving an application for payment of a Benefit accompanied by a certified copy of a court decree or arbitration award, the Trustee shall notify the Company of the application, including the amount of the Benefit payable, and the Trustee shall make such payments as are required by the court decree or arbitration award, after providing the Company with an opportunity to prove to the satisfaction of the Trustee that the Company has paid the Benefit to the Participant or Beneficiary.
          (b) Provision of Accrued Benefit Data to Trustee.  At least annually,
              --------------------------------------------
or more frequently, in the Company's sole discretion as determined by the Company's Annuities and

Benefits Committee (the "Committee"), the Committee shall provide, or cause to be provided, to the Trustee in writing the information described below, which shall be added to and become a part of Schedule A to this Agreement. Much of such information depends upon definitions and other provisions of the Plan documents establishing the respective Plans, and the Company acknowledges that it is solely responsible for interpreting the Plan documents and determining the required information on the basis thereof. Such written information, which shall be certified by the Committee or by the Company's Vice President, Human Resources, shall set forth the identity of each Participant then participating in each Plan, together with all data necessary to calculate and pay his or her benefit under each Plan in which he or she participates, including, without limiting the generality of the foregoing, the following:
                     .  Name
                     .  Social Security number
                     .  Birth date
                     .  Mailing address
                     .  Direct bank deposit information
                     .  Amount of benefit
                     .  Payment date or dates
                     .  Duration of benefit payments
                     . Name, Social Security number and birth date of joint annuitant or beneficiary
          (c) In making payment of the Benefits from the assets of the Trust, the Trustee may rely completely on the information and benefit determinations provided to it pursuant to Section 4.4(a) and (b) and shall be fully protected and indemnified by the Company for so doing. Moreover, the Trustee shall be under no obligation to commence any action seeking judicial, arbitral or administrative relief in the event that the Company or the Committee does not comply with its obligations under Sections 4.4(a) and (b) hereof or the respective Participants or Beneficiaries do not pursue appropriate legal or other remedies to resolve any dispute.

          (d) The Trustee, if so directed by the Company, may also arrange for the payment of periodic Plan Benefits directly by an insurance Company under the terms of a Policy (as, e.g., by the periodic partial surrender of insurance
                       ----
coverage under the Policy to generate cash) or by surrendering the Policy in exchange for an annuity contract, owned by the Trust, to pay such Plan Benefits.
          (e) Upon the death of a Participant to whom payment of periodic benefits has begun, with the written agreement of the Company, the Trustee shall have the right, in its sole discretion, to pay the Participant's Beneficiary the commuted value of any remaining guaranteed periodic benefits under the Plan in a single cash lump sum.
          (f) For purposes of this Agreement, a "Change in Control" means and shall be deemed to have occurred if:
          (1) any person or entity, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Security Exchange Act of 1934 ("Exchange Act")), directly or indirectly, of Voting Securities representing twenty percent (20%) or more of the total voting power of all the then-outstanding Voting Securities, except that there shall be excluded from the number of Voting Securities deemed to be beneficially owned by a person or entity a number of Voting Securities representing not more than ten percent (10%) of the then-outstanding voting power if such person or entity is
(a) eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to Voting Securities or (b) an underwriter who becomes the beneficial owner of more than twenty percent (20%) of the then-outstanding Voting Securities pursuant to a firm commitment underwriting agreement with the Company; or
          (2) the individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the effective date of the Plan or whose recommendation, election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or
          (3) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than (a) any such transaction which would result in at least seventy-five percent (75%) of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least seventy-five percent (75%) of the holders of outstanding Voting Securities immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (b) any such transaction which would result in a Related Party beneficially owning more than fifty percent (50%) of the voting securities of the surviving entity outstanding immediately after such transaction; or
          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the transaction.

For purposes of this Section 4.4(f), (A) "Related Party" means (i) a majority-owned subsidiary of the Company, (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities and (B) "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

          The Trustee shall be entitled, at any time and from time to time, to demand written certification from the Secretary of the Company regarding whether a Change in Control has occurred. Pending the receipt of a response, satisfactory to the Trustee in form and detail, to such demand, the Trustee shall assume that a Change in Control has not occurred; provided, however, that in the event the Trustee, within the ten day period following such demand by the Trustee, does not receive a written certification from the Secretary of the Company, satisfactory to the Trustee in form and detail, that a Change in Control has not occurred, the Trustee shall assume that a Change in Control has occurred.

          4.5   Payment upon Constructive Receipt.  Notwithstanding any other
                ---------------------------------
provision of this Trust Agreement, if any amounts held in the Trust are found in a "determination" (within the meaning of Section 1313(a) of the Code) to have been includable in gross income of a Participant or Beneficiary prior to payment of such amounts from the Trust, the Trustee shall, as soon as practicable, to the extent the Company has not made such payment from its own assets, pay to such Participant or Beneficiary an amount equal to the product of (i) the amount determined to have been includable in gross income in such determination, and
(ii) the sum of the maximum marginal federal, state and local individual income tax rates, as determined by the Company, in effect with respect to such Participant or Beneficiary during the taxable year to which the "determination" applies, and shall both reduce the Participant's or Beneficiary's future Benefits accordingly and charge the applicable Participant Account of such Participant or Beneficiary. The Trustee shall not make any distribution to a Participant or Beneficiary pursuant to this Section 4.5 unless it has received a copy of the "determination" described above. The Company shall be primarily liable for making the payment described in this Section 4.5.

                                 ARTICLE V:  CONTRIBUTIONS AND WITHDRAWALS
                                 -----------------------------------------
           5.1  Contributions
                -------------
          (a) The Company shall deliver to the Trustee such cash, Policies or other property, which may include letters of credit on the Company's account issued in favor of the Trust by a national bank (which may include the Commercial Department of the Trustee), as the Company shall from time to time determine.
          (b) Notwithstanding the foregoing, the Trustee shall not be liable for any failure by the Company to provide contributions sufficient to pay Benefits under the Plans in full or to cause required transfers of Qualified Assets to be made as herein required.
          (c) The term "Qualified Assets" when used in this Trust Agreement shall refer to cash or cash equivalents; letters of credit on the Company's account issued in favor of the Trust by a national bank (which may include the Commercial Department of the Trustee); shares of stock and other securities readily tradeable on an established national exchange; and such other assets which the Trustee, in its sole discretion, agrees to accept.

          (d) (1) If the Trustee is directed to pay benefits under the Plans from the Trust or the Trustee is due compensation or reimbursement for its expenses, the Trustee shall for these purposes apply the assets then held in the Trust in the following order of priority:
                         a. Cash, cash equivalents, stock and other readily
                           tradeable securities;
                         b. Cash available under any letter of credit on the
                           Company's account which has been issued in favor of the Trust;
                         c. Policies, as described in Section 5.1(d)(2).
          (2) At any time or from time to time if the Trustee (having applied assets in the priority stated in Section 5.1(d)(1)) determines that in order to generate cash to pay current or future Plan Benefits, it is necessary to surrender any Policies; or the Trustee determines that in order to generate cash to pay administrative expenses, it is necessary to either borrow from, withdraw from, encumber in any manner or surrender all or part of any Policy, including without limitation partial surrenders or distributions of policy values; the Trustee shall notify the Company in writing of its intention to so surrender such Policies, or to so borrow, withdraw, encumber or surrender, as the case may be, and the amount thereof. Thereupon, the Company shall have the option within 30 days to contribute Qualified Assets to the Trust in the amount stated in the notice, and the Trustee shall then refrain from making such complete surrender, loan, withdrawal, encumbrance or partial surrender until such subsequent time(s), if any, that the Trustee again determines that it is necessary to either completely surrender, borrow from, withdraw from, encumber or partially surrender one or more Policies, whereupon the Trustee shall again give written notice of its intention to borrow, withdraw, encumber or surrender and the Company shall again have the option to contribute Qualified Assets, in the manner set forth above in this Section 5.1(d)(1).
          (3) Notwithstanding any other provision in this Trust Agreement, in the event the Company, upon written notice duly given by the Trustee, does not exercise its option to contribute Qualified Assets to the Trust in the amount stated in the Trustee's notice within the time period allowed, the Trustee shall then be authorized to borrow from, withdraw from, encumber in any manner and/or surrender all or any of the Policies, in the manner described in 5.1(d)(1), even if the cash raised therefrom is in excess of the amount stated in such notice.

          5.2   Application of Contributions.  Contributions by the Company as
                ----------------------------
provided for herein shall be applied by the Trustee first to the payment of its fees and expenses and second to the payment of premiums on Policies held by the Trust.

          5.3   Recovery of Trust Assets by the Company.
                ----------------------------------------

          Except as provided in Sections 5.4 and 5.5 and Articles II and XI hereof, the Trust Fund shall be held for the exclusive purpose of providing Benefits to Participants and their Beneficiaries and defraying expenses of the Trust in accordance with the provisions hereof. Accordingly, except as provided in Sections 5.4 and 5.5 and Articles II and X hereof, no part of the income or corpus of the Trust Fund shall be recoverable by or for the benefit of the Company.

          5.4   Transfer of Excess Assets to the Company.  The Company may
                ----------------------------------------
withdraw assets from the Trust, under the conditions set forth below, if:

          (1) the Company shall deliver to the Trustee the report of an enrolled actuary determining the present value of all future benefits payable under the Plan with respect to current Participants, based upon reasonable assumptions regarding, inter alia, interest, future compensation increases, and post-retirement mortality, but assuming no turnover or pre-retirement mortality; and
          (2) the assets of the Trust exceed such present value of all future benefits by more than 25%.

Under such circumstances, the Trustee shall deliver assets of the Trust to the Company equal to the amount or value requested by the Company, provided, however, that the remaining assets of each Account in the Trust after such withdrawal shall be not less in value than 125% of such present value of all future benefits in each such Account.

          5.5   Company as Owner of Assets.  All assets of the Trust, including
                --------------------------
any allocated to a bookkeeping account for the purpose of paying benefits, are intended by the Company to satisfy the Company's legal liability under the Plans in respect of the Participants and their Beneficiaries. If after payment of or provision for all Benefits due a Participant or Beneficiary, there is any balance remaining in a bookkeeping account or there are otherwise excess proceeds from a Policy, such excess shall revert to the Company in accordance with this Trust Agreement. The Company agrees that all income, deductions, and credits of each such bookkeeping account belong to it as owner for income tax purposes and will be included on the Company's income tax returns or any other required tax returns and will be the sole obligation of and paid by the Company.

                                 ARTICLE VI:  TAXES, EXPENSES AND COMPENSATION
                                 ---------------------------------------------

          6.1   Taxes on Trust.  The Company shall from time to time pay taxes
                --------------
of any and all kinds whatsoever which at any time are levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. The Trustee shall, at Company expense, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but only if the Trustee has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest. Alternatively, the Company may itself contest the validity of any such taxes.

          6.2   Withholding Taxes; Employment Taxes.  Any amounts paid to a
                -----------------------------------
Participant or Beneficiary pursuant to Article IV shall be reduced by the amount of taxes required by law to be withheld, and the Company shall calculate the amounts to be withheld and shall direct the Trustee with respect thereto. The Trustee, in its sole discretion, may either pay such taxes required to be withheld to the Company, whereupon the Company shall have full responsibility for the payment of all withholding taxes to the appropriate tax authorities, or pay such taxes directly for the benefit of the Company; in either such event, the Company shall timely furnish each Participant or Beneficiary with the appropriate tax information form evidencing such payment and the amount thereof. The Company shall be solely responsible for calculating and paying employment taxes (e.g., employer FICA, FUTA, state unemployment), if any, attributable to Trust payments to Plan Beneficiaries.

          6.3   Expenses and Compensation.  The Trustee shall be paid
                -------------------------
compensation by the Company (or, in the event the Company fails to make such payments, from the Trust Fund), in accordance with the Trustee's regular schedule or fees for trust services and applicable investment management services for similar trusts, as in effect from time to time, unless the Company and the Trustee otherwise agree. The Trustee shall be reimbursed by the Company (or in the event the Company fails to make such reimbursement, from the Trust
Fund), for the Trustee's reasonable expenses of management and administration of the Trust, including reasonable compensation of counsel and any actuary, consultant or other agent engaged by the Trustee to assist it in such management and administration. The Trustee shall submit to the Company a statement for its compensation and expense reimbursement, setting forth adequate detail to establish the basis therefor. The Trustee shall claim expenses and compensation to be paid from the Accounts established in the Trust Fund based on the relative value of assets held in each such Account in the Trust Fund, first from assets not allocated to separate bookkeeping accounts established under Section 4.3 for the payment of Benefits; and if such unallocated assets are insufficient, then from assets which have been allocated under Section 4.3.

                                 ARTICLE VII:  ADMINISTRATION AND RECORDS
                                 ----------------------------------------

          7.1   Records.  The Trustee shall keep or cause to be kept accurate
                -------
and detailed accounts of any investments, receipts, disbursements and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company. All such accounts, books, and records shall be preserved (in original form, or on microfilm, magnetic tape, or any other similar process) for such period as the Trustee may determine, but the Trustee may only destroy such accounts, books, and records after first notifying the Company in writing of its intention to do so and transferring to the Company any of such accounts, books, and records requested.

          7.2   Settlement of Accounts.  Within 60 days after the close of each
                ----------------------
calendar year, and within 60 days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding calendar year, or during such period from the close of the prior calendar year, to the date of such removal, resignation, or termination, including a description of all investments and securities purchased and sold, with the cost or net proceeds of such purchases or sales, and showing all cash, securities, and other property held at the end of such calendar year or other period. Each account so filed shall be open to inspection at the office of the Trustee during normal business hours by the Company and by any person appointed in writing by a majority of the Participants identified in the last preceding annual accrued benefit information provided to the Trustee pursuant to Section 4.4(c). For purposes of any such appointment, each Participant shall have one "vote", irrespective of how many of the Plans he participates in, and multiple beneficiaries of a single deceased Participant shall share one vote. (Hereinafter, such person, if any is so appointed, is referred to as "the Participant's representative".)

          If within 90 days after the filing of such account neither the Company nor the Participants' representative, if any, has filed with the Trustee notice of any objection to any act or transaction of the Trustee, the initial account shall become an account stated as between the Trustee, the Company, and all persons having or claiming to have an interest in the Trust Fund. If any objection has been filed, and if the Company or the Participants' representative who filed such objection is satisfied that it should be withdrawn, the objecting party shall in writing filed with the Trustee signify its approval of the account, and it shall become an account stated as between the Trustee, the Company, and all persons having or claiming to have an interest in the Trust Fund. If the account is adjusted following an objection thereto, the Trustee shall file with the Company and make available for inspection by the Participants' representative the adjusted account, and if within 30 days after such filing of an adjusted account neither the Company nor the Participants' representative, if any, has filed with the Trustee notice of any objection to the transactions as so adjusted, the adjusted account shall become an account stated as between the Trustee, the Company, and all persons having or claiming to have an interest in the Trust Fund.

          When an account is stated it shall be finally settled, and the Trustee shall, to the maximum extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

          7.3   Audit.  The Trustee shall from time to time permit an
                -----
independent certified public accountant selected by the Company to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

          7.4   Judicial Settlement.  Nothing contained in this Trust Agreement
                -------------------
shall be construed as depriving the Trustee or the Company of the right to have a judicial settlement of the Trustee's account.

          7.5   Delivery of Records to Successor.  In the event of removal or
                --------------------------------
resignation of the Trustee, the Trustee shall deliver to the successor Trustee all records which shall be required by the successor Trustee to enable it to carry out the provisions of this Trust Agreement.

          7.6   Tax Filings.  In addition to any returns required of the Trustee
                -----------
by law, the Trustee shall prepare and file such tax reports and other returns as the Company and the Trustee may from time to time agree.

                                 ARTICLE VIII:  REMOVAL OR RESIGNATION OF THE
                                 TRUSTEE AND DESIGNATION OF SUCCESSOR TRUSTEE
                                 --------------------------------------------
           8.1  Resignation.
                -----------
          (a) The Trustee may resign at any time upon 90 days prior written notice. If such resignation occurs prior to a Change in Control, the Trustee's notice thereof shall be to the Company, and the Company shall make a good faith effort, following receipt of notice of resignation from the Trustee, to find and to appoint a successor trustee which is a bank or trust Company with assets in excess of $2 billion and net worth in excess of $100 million, and which shall adhere to the obligations imposed on the Trustee under the terms of the Trust Agreement. If such resignation occurs after a Change in Control, the Trustee's written notice thereof shall be to both the Company and to each Plan Participant whose home address is identified on the last written data on Plan Participants provided to the Trustee by the Company prior to the Change in Control. In such case, a successor Trustee may be appointed pursuant to the written agreement of at least 25% of the Participants (including Beneficiaries of deceased Participants) in the Plans. (For purposes of Section 8.1, multiple Beneficiaries of a single Participant shall count as one vote.)
          (b) In the event that the Company or at least 25% of Plan Participants, as the case may be, shall fail to appoint a successor trustee within 90 days of the Trustee's notice of resignation, the Trustee shall be entitled to seek judicial removal and appointment of a successor trustee which is a bank or trust Company with assets in excess of $2 billion and a net worth in excess of $100 million.
          (c) In any event, the Trustee shall continue to be custodian of the Trust Fund until the new trustee is in place, and the Trustee shall be entitled to expenses and fees through the later of the effective date of its resignation as Trustee or the end of its custodianship of the Trust Fund.

           8.2  Removal.
                -------
          (a) Prior to a Change in Control, the Company may remove any Trustee with or without cause at any time upon at least 90 days notice in writing to the Trustee. Such removal of the Trustee by the Company shall not be effective until the Company has appointed, in writing, a successor Trustee, which must be a bank or trust Company with assets in excess of $2 billion and a net worth in excess of $100 million, and such successor has accepted the appointment in writing.
          (b) After a Change in Control shall have occurred, a Trustee may be removed with or without cause at any time upon at least ninety (90) days notice in writing to the Trustee pursuant to the written agreement of at least 25% of the Participants in the Plans as of the date preceding the effective date of a Change in Control, who shall appoint a successor Trustee satisfying the requirements set forth in Section 8.2(a). Alternatively, at least 25% of the Participants in the Plans as of the date preceding the effective date of a Change in Control may petition the Orphans Court Division, Court of Common Pleas, Allegheny County, Pennsylvania, for appointment of a successor Trustee.

          8.3   Successor Trustee.  All of the provisions set forth herein with
                -----------------
respect to the Trustee shall relate to each successor trustee with the same force and effect as if such successor had been originally named as the Trustee hereunder.

          8.4   Transfer of Trust Fund to Successor.  Upon the resignation or
                -----------------------------------
removal of the Trustee and appointment of a successor, the Trustee shall promptly transfer and deliver the Trust Fund to such successor, the Trustee's responsibility hereunder shall be limited to managing the assets in its possession and transferring such assets to the successor, and settling its final account. Neither the Trustee nor the successor shall be liable for the acts of the other.

                                 ARTICLE IX:  ENFORCEMENT OF TRUST
                                 AGREEMENT AND LEGAL PROCEEDINGS
                                 -------------------------------

          9.1 The Company shall have the right to enforce any provision of this Trust Agreement and either the Trustee on behalf of Participants and Beneficiaries or any Participant (or the Participant's designated beneficiary or, absent such designation, the legal representative of the Participant's estate) as a Beneficiary of the Trust shall have the right to enforce any provision of this Trust Agreement that affects the right, title, and interest of such Participant (or other person) in the Trust. In any action or proceeding affecting the Trust the only necessary parties shall be the Company, the Trustee, and the Participants and, except as otherwise required by applicable law, no other person shall be entitled to any notice or service of process. Any judgment entered in such an action or proceeding shall, to the maximum extent permitted by applicable law, be binding and conclusive on all persons having or claiming to have any interest in the Trust. Time is of the essence of this Agreement and in case any provision of this Agreement is enforced by the Trustee or by any Participant or Beneficiary by law or through an attorney-at-law, or under advice therefrom, then the Company shall pay all costs of such enforcement of collection, including reasonable attorney's fees.

                                 ARTICLE X:  TERMINATION
                                 -----------------------

          10.1  Terminations.  The Trust shall continue until (i) all Benefit
                ------------
payments required by Article VI or other provisions of this Trust Agreement have been made or (ii) the Trust Fund contains no assets and retains no claims to recover assets from the Company pursuant to any provision hereof, whichever shall occur first. If the Trust terminates pursuant to this Section 10.1, the Trustee, after its final account has been settled as provided in Section 8.2, shall distribute to the Company the net balance of any assets of the Trust remaining after all Benefits and expenses have been paid.

          10.2  No Further Liability.  Upon making distribution of the Trust
                --------------------
Fund pursuant to the preceding paragraphs of this Article X, the Trustee shall be relieved from all further liability. The powers of the Trustee hereunder shall continue so long as any assets of the Trust Fund remain in its hands.

                                 ARTICLE XI:  AMENDMENT
                                 ----------------------

          11.1  Amendment.  Except as provided in Section 11.2, this Trust
                ---------
Agreement may be amended, by agreement of the Company and the Trustee, only to make nonsubstantive changes which do not have a material adverse effect on the rights of Participants and Beneficiaries under the Plans.

          11.2  Compliance with ERISA, the Code and Other Laws.  Notwithstanding
                ----------------------------------------------
anything in this Article XI to the contrary, this Trust Agreement and the Plan shall be amended from time to time (without the consent of any Participant) to maintain the Plan as an unfunded plan maintained primarily for the purpose of providing deferred compensation for select group of management or highly compensated employees for purposes of ERISA, the Code, or any other applicable law; to maintain the Trust as a "grantor trust", and insure that contributions to the Trust by the Company will not constitute a taxable event and income and gains of the Trust Fund will not be taxable as income and gains to the Trust or to Participants under the Plan and that Benefits paid to Participants from the Trust Fund will be deductible by the Company in the year of payment; and to effectuate compliance with any other applicable legal requirements.

          11.3  Execution of Amendments.  The Company and the Trustee shall
                -----------------------
execute such amendments of this Trust Agreement as shall be necessary to give effect to any amendment made pursuant to this Article XI.

                                 ARTICLE XII:  MISCELLANEOUS
                                 ---------------------------

          12.1  Nonalienation.  No amount payable to or in respect of any
                -------------
Participant at any time under the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind, and (i) any attempt to so alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void, and
(ii) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Participant. Notwithstanding the foregoing, the Fund shall at all times remain subject to the claims of creditors of the Company in the event the Company becomes insolvent as provided in Article II.

           12.2 Communications.
                --------------
          (a) Communications to the Company shall be addressed to the Company at Consolidated Natural Gas Company, 20th Floor, CNG Tower, 625 Liberty Avenue, Pittsburgh, PA 15222-3199, Attn: Plan Administrator, provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.
          (b) Communications to the Trustee shall be addressed to the Trustee at Mellon Bank, Attention: Earl G. Kleckner, Vice President, One Mellon Bank Center,

Room 151-3346, Pittsburgh, PA 15258-0001, provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.
          (c) No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Company until it is received by the Company.

          12.3  Authority to Act.  The Secretary of the Company shall from time
                ----------------
to time certify to the Trustee the person or persons authorized to act for the Company and provide the Trustee with such information regarding the Company as the Trustee may reasonably request. The Trustee may continue to rely on any such certification until notified to the contrary.

          12.4  Authenticity of Instruments.  The Trustee shall be fully
                ---------------------------
protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

          12.5  Binding Effect.  This Trust Agreement shall be binding upon the
                --------------
Company and the Trustee and their respective successors and assigns.

          12.6  Inquiry as to Authority.  A third party dealing with the Trustee
                -----------------------
shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to follow the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

          12.7  Responsibility for Company Action.  The Trustee assumes no
                ---------------------------------
obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Company.

          12.8  Successor to Trustee.  Any corporation into which the Trustee
                --------------------
may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization, or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the Trust business of the Trustee may be transferred shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

          12.9  Laws of Pennsylvania to Govern.  This Trust Agreement and the
                ------------------------------
Trust established hereunder shall be governed by and construed, enforced, and administered in accordance with the laws of the Commonwealth of Pennsylvania and the Trustee shall be liable to account only in the courts of that Commonwealth.

          12.10 Reports.  The Trustee shall not be required to file any annual
                -------
or other returns or reports to any court, or to give any bond, or to secure any order or consent of any court, to carry out any of the powers conferred on the Trustee or to make any other reports to any court.

          12.11 Counterparts.  This Trust Agreement may be executed in any
                ------------
number of counterparts, each of which shall be deemed to be the original although the others shall not be produced.

          12.12 Participant to Include Beneficiary.  The term Participant when
                ----------------------------------
used herein shall be deemed to include the Beneficiary of any Participant who becomes entitled to receive or is receiving Benefits under any of the Plans on account of the death of such Participant.

          IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                  CONSOLIDATED NATURAL GAS COMPANY



                                  By:________________________________
                                      L. D. Johnson
                                      Vice Chairman and Chief
                                       Financial Officer


(Corporate Seal)


Attest:______________________________
        Secretary


                                  MELLON BANK, TRUSTEE


                                  By:_________________________________
                                      Vice President


(Corporate Seal)


Attest:_____________________________
        Secretary

                                  Schedule A

                                      to

                            Trust Agreement between

                       Consolidated Natural Gas Company

                                      and

                                  Mellon Bank



                                   Contents:
                                   --------


  1.      Consolidated Natural Gas Company Rabbi Trust Administrative Guidelines

  2.      Information on Accrued Benefits as of December 31, 1994

  3.      Information regarding Accounts in Trust:

               Assets in Account A shall be available to pay benefits solely to Participants who accrued benefits payable under the Executive Incentive Deferral Plan pursuant to their employment by CNG Producing Company or CNG Energy Services Company.

               Assets in Account B shall be available to pay benefits solely to Participants who accrued benefits payable under the Executive Incentive Deferral Plan or the Non-Employee Directors Deferred Compensation Plan pursuant to their employment by Consolidated Natural Gas Company or any subsidiary other than CNG Producing Company or CNG Energy Services Company.


          Additional Accounts may be established by the Company in the future.